Exhibit 99.1

DECEMBER 1, 2020 4Q20 CAPITAL MARKETS PRESENTATION

SAFE HARBOR COMMENTS

Forward-Looking Statements

This presentation contains "forward-looking" statements related to O-I Glass, Inc. ("O-I Glass" or the "company") within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 27A of the Securities Act of 1933. Forward-looking statements reflect the company's current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words "believe," "expect," "anticipate," "will," "could," "would," "should," "may," "plan," "estimate," "intend," "predict," "potential," "continue," and the negatives of these words and other similar expressions generally identify forward-looking statements.

It is possible that the company's future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) the company's ability to obtain the benefits it anticipates from the Corporate Modernization, (2) risks inherent in, and potentially adverse developments related to, the Chapter 11 bankruptcy proceeding involving Paddock Enterprises, LLC ("Paddock"), that could adversely affect the company and the company's liquidity or results of operations, including the impact of deconsolidating Paddock from the company's financials, risks from asbestos-related claimant representatives asserting claims against the company and potential for litigation and payment demands against the company by such representatives and other third parties, (3) the amount that will be necessary to fully and finally resolve all of Paddock's asbestos-related claims and the company's obligations to make payments to resolve such claims under the terms of its support agreement with Paddock, (4) the company's ability to manage its cost structure, including its success in implementing restructuring or other plans aimed at improving the company's operating efficiency and working capital management, achieving cost savings, and remaining well-positioned to address the company's legacy liabilities, (5) the company's ability to acquire or divest businesses, acquire and expand plants, integrate operations of acquired businesses and achieve expected benefits from acquisitions, divestitures or expansions, (6) the company's ability to achieve its strategic plan, (7) foreign currency fluctuations relative to the U.S. dollar, (8) changes in capital availability or cost, including interest rate fluctuations and the ability of the company to refinance debt on favorable terms, (9) the general political, economic and competitive conditions in markets and countries where the company has operations, including uncertainties related to Brexit, economic and social conditions, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, changes in tax rates and laws, natural disasters, and weather, (10) the impact of COVID-19 and the various governmental, industry and consumer actions related thereto, (11) the company's ability to generate sufficient future cash flows to ensure the company's goodwill is not impaired, (12) consumer preferences for alternative forms of packaging, (13) cost and availability of raw materials, labor, energy and transportation, (14) consolidation among competitors and customers, (15) unanticipated expenditures with respect to data privacy, environmental, safety and health laws, (16) unanticipated operational disruptions, including higher capital spending, (17) the company's ability to further develop its sales, marketing and product development capabilities, (18) the failure of the company's joint venture partners to meet their obligations or commit additional capital to the joint venture, (19) the ability of the company and the third parties on which it relies for information technology system support to prevent and detect security breaches related to cybersecurity and data privacy, (20) changes in U.S. trade policies, and the other risk factors discussed in the company's Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Report on form 10-Q for the quarterly period ended September 30, 2020 and any subsequently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q or the company's other filings with the Securities and Exchange Commission.

It is not possible to foresee or identify all such factors. Any forward-looking statements in this document are based on certain assumptions and analyses made by the company considering its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the company continually reviews trends and uncertainties affecting the company's results of operations and financial condition, the company does not assume any obligation to update or supplement any particular forward-looking statements contained in this document.

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3 OPERATING IN 2 REGIONS: Americas and Europe $6.2 BILLION in net sales in 2019* 5000+ direct customers O - I GLASS, INC AT A GLANCE MAGMA 72 factories 20 countries LEADING GLOBAL glass container supplier 69% OF NET SALES* from 2019 non - US operations GLASS IS THE MOST sustainable packaging option 2019 PRODUCT PORTFOLIO: 35% beer, 21% wine, 16% food, 14% NAB, 12% spirits * Continuing sales, excluding ANZ revolutionize manufacturing by creating a new business model for glass

EXECUTING O-I GLASS VALUE CREATION THESIS

BOLD STRUCTURAL ACTIONS TO CHANGE O-I'S BUSINESS FUNDAMENTALS

1 TURNAROUND INITIATIVES

STRONG OPERATING PERFORMANCE AND COST EFFICIENCIES

- Turnaround initiatives ~ $70M benefit YTD
- Increased factory efficiency, cost and flexibility
- Improve sales volumes and margin

2 REVOLUTIONIZE GLASS

CREATE A NEW BUSINESS MODEL FOR GLASS PACKAGING

- MAGMA Gen 1 in Germany on track 1Q21
- Deployment strategy to be discussed in mid-2021
- Pave way for Gen 1 deployment in 2022

3 OPTIMIZE STRUCTURE

REBALANCE BUSINESS PORTFOLIO AND IMPROVE BALANCE SHEET

- > $870M divestitures at attractive valuations
- Tactical divestitures advancing well
- Paddock Ch11 proceeding as expected

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5 RESPONDING TO PANDEMIC WITH SPEED AND AGILITY O - I’S 2020 COVID RESPONSE PLAN DELIVERING SUSTAINABLE SAVINGS SPANNING 28 DIFFERENT LEVERS TO HELP MITIGATE IMPACT OF PANDEMIC Align Supply with Demand • Swift action • IDS ≤ PY • Optimizing network • Reducing cost absorption Operating Efficiency • Turnaround initiatives • Includes focus factories Strict Cost Controls • Reducing spend • Reduction in force • Deferring salaries • Procurement benefits Capital Management • 2020 CapEx ≤ $300M • AR / inventory mgmt Capital Allocation • Suspend dividend • Suspend share repurchases • Reduce debt

6 SHIPMENTS STABILIZE ACROSS ALL GEOGRAPHIES SHIPMENT TRENDS HAVE STABILIZED AND GLASS HAS ADJUSTED WELL TO CHANNEL SHIFTS FROM ON - PREMISE TO OFF - PREMISE -30% -20% -10% 0% 10% Jan Feb Mar Apr May Jun Jul Aug Sept Oct O - I Shipment Trends (vs PY) O-I AM EU Volumes slightly up in Oct and tracking similar in Nov; 1Q volumes down ~1%, 2Q20 sales volumes were down ~ 15% and 3Q volumes up ~ 2%. Note: all volumes are on a year over year and same structure basis excluding ANZ. -20% -10% 0% 10% 20% 30% 40% Jan Feb Mar Apr May Jun July Aug Sept Oct Retail/Off Premise Consumer Consumption Trends (vs PY) U.S. Beer U.S. Wine U.S. Spirits U.S. Food Europe Alcohol Europe Food Source: Various syndicated and broker reports O - I Shipment Trends Reflect Disruption from Pandemic Consumers Value Sustainability and Trust Premium Glass Underlying Retail Consumer Consumption is Strong (~75 - 80% of O - I Vol) Offsetting Decline in On - Premise Consumption (~20 - 25% of O - I Vol)

7 IMPROVING BUSINESS OUTLOOK IMPROVING BUSINESS OUTLOOK AS MARKETS STABILIZE AND RECOVER 2020 GUIDANCE 2021 PRELIMINARY THOUGHTS 4Q20 aEPS expected high end of $0.30 - $0.35 range ▲ Sales Volume: Flat to slightly favorable compared to PY ▲ Production Volume: Flat to slightly favorable compared to PY ▲ Operating Costs: Continued favorable operating performance and cost savings ▲ Interest Exp: Continued favorable due to debt reduction and recent refinancing ▼ Net Price: Higher price mostly offsets elevated FX induced inflation ▼ Retained Corp: R&D, glass advocacy campaign, insurance ▼ Tax Rate: Estimated 30 - 35% ▼ FX / Temp / Divestitures: Dilution on Tata and ANZ sale ~ $26M FY20 FCF ▲ ≥ 10% EBITDA to FCF conversion (≥ 18% adjusted for ANZ divestiture) • Following ANZ sale, AR factoring will be reduced for new base and post closing working capital benefits will be recorded in cash flows from investing activities (not FCF) Adjusted earnings improvement vs 2020 ▲ Sales Volume: Partial or full return to 2019 levels; higher JV earnings ▲ Production Volume: Mid to high single digit improvement post 2Q20 disruption ▲ Operating Costs: Continued favorable operating performance and cost savings ▲ Tax Rate: Estimate ~30% ► Interest Exp: Stable ▼ Net Price: PAF reflect low 2020 inflation; 2021 inflation begins to normalize ▼ Retained Corp: R&D and glass advocacy ▼ FX / Temp / Divestitures: Dilution on ANZ sale and tactical divestitures FCF improvement vs 2020 ▲ 20% to 25% EBITDA to FCF conversion; expect conversion to improve over time

8 2020 CAPITAL ALLOCATION CAPITAL ALLOCATION GUIDING PRINCIPLES (435) 112 205 (716) (179) 316 561 (800) (400) 0 400 800 1Q 2Q 3Q 4Q ($M) FCF Progression 2020 Qtr FCF 2019 Qtr FCF YTD FCF 1 AND NET DEBT 2 FAVORABLE TO PY 1 Management defines free cash flow as cash provided by continuing operating activities less cash paid for property, plant and equipment (all components as determined in accordance with GAAP). See the appendix for further disclosure. 2 Net Debt is defined as Total Debt less Cash. See appendix for further disclosure. 3 3Q20 BCA leverage ratio is defined as Net Debt divided by EBITDA, after credit agreement adjustments. GUIDING PRINCIPLE PROGRESS Maximize Free Cash Flow 1 ● Strong free cash flow ● CapEx at or below $300M ● FYE20 IDS at or below PY ● 3Q20 FCF $205M; $96M fav vs PY (AR factoring neutral) ● 9M20 FCF fav vs PY ● 9M20 CapEx $246M ● 9M20 IDS 6 days below PY Preserve Strong Liquidity ● Liquidity ≥ $1.25B across 2020 ● 3Q20 committed liquidity ~ $2.1B Reduce Net Debt 2 ● FYE20 net debt below PY of $5.0B ● Divestitures for further deleveraging ● 3Q20 net debt $4.8B, $846M fav vs 3Q19 ● ANZ net proceeds applied to debt ● BCA leverage ratio 3 well below covenant (5.0x) ● No significant bond maturities until 2023 5.5 5.4 4.8 5.6 6.0 5.6 5.0 4.0 4.3 4.5 4.8 5.0 5.3 5.5 5.8 6.0 6.3 1Q 2Q 3Q 4Q ($B) Net Debt Progression 2020 Qtr Net Debt 2019 Qtr Net Debt

9 ▶ Responding to COVID - 19 with speed and agility • Strong operating performance has continued through 3Q ▶ Demand recovering as markets reopen ▶ Improving business outlook ▶ Bold actions to create long - term value ▶ Stronger, leaner O - I enterprise emerging CONCLUSION

APPENDIX

HISTORIC FINANCIALS (EXCLUDING ANZ)

$ millions	Q1 2019	Q2 2019	Q3 2019	Q4 2019	FY 2019	Q1 2020	Q2 2020	Q3 2020
Consolidated O-I								
Net Sales	$ 1,638	$ 1,756	$ 1,670	$ 1,628	$ 6,691	$ 1,561	$ 1,418	$ 1,616
Adjusted EBIT (a)	176	208	185	175	744	148	62	169
EBITDA (a)	302	335	312	294	1,243	274	183	285
ANZ								
Net Sales (b)	131	122	128	153	534	123	106	52
Adjusted EBIT (c)	12	9	4	19	44	12	5	3
EBITDA	23	20	14	30	86	23	16	7
Consolidated O-I less ANZ								
Net Sales	1,507	1,634	1,542	1,475	6,157	1,438	1,312	1,564
Adjusted EBIT	164	199	181	156	700	136	57	166
EBITDA	279	315	298	264	1,157	251	167	278
(a) Reconciliations to Reported Results:								
EBITDA	$ 302	$ 335	$ 312	$ 294	$ 1,243	$ 274	$ 183	$ 285
Depreciation and amortization	126	127	127	119	499	126	121	116
Adjusted EBIT	176	208	185	175	744	148	62	169
Items not considered representative of ongoing operations		(42)	(638)	(13)	(694)	(14)	(83)	268
Interest expense, net	(65)	(68)	(83)	(96)	(311)	(53)	(98)	(61)
Earnings (loss) from continuing operations before income taxes	$ 111	$ 98	$ (536)	$ 66	$ (261)	$ 81	$ (119)	$ 376
(b) Reconciliation to Net Sales:								
Americas	$ 881	$ 934	$ 918	$ 889	$ 3,622	$ 831	$ 724	$ 887
Europe	596	650	588	553	2,387	576	555	644
Asia Pacific (1)	131	122	128	153	534	123	106	52
Other (1)	30	50	36	32	148	31	33	33
Net Sales	$ 1,638	$ 1,756	$ 1,670	$ 1,627	$ 6,691	$ 1,561	$ 1,418	$ 1,616
(c) Reconciliation to Earnings before income taxes:								
Segment Operating Profit								
Americas	$ 113	$ 144	$ 123	$ 115	$ 495	$ 103	$ 52	$ 113
Europe	79	90	79	69	317	61	42	88
Asia Pacific (1)	12	9	4	19	44	12	5	3
Retained corporate costs and other (1)	(28)	(35)	(20)	(28)	(112)	(28)	(37)	(35)
Items not considered representative of ongoing operations		(42)	(638)	(14)	(694)	(14)	(83)	268
Interest expense, net	(65)	(68)	(83)	(95)	(311)	(53)	(98)	(61)
Earnings (loss) from cont. operations before income taxes	$ 111	$ 98	$ (536)	$ 66	$ (261)	$ 81	$ (119)	$ 376

(1) On July 31, 2020, the Company completed the sale of its Australia and New Zealand ("ANZ") businesses, which comprised the majority of its businesses in the Asia Pacific region (approximately 85% of net sales in that region for the full year 2019), to Visy Industries Holdings Pty Ltd. After the sale of the ANZ businesses, the remaining businesses in the Asia Pacific region do not meet the criteria of an individually reportable segment. For all historical periods presented, the results for the Asia Pacific reportable segment have been recast to reflect only the results of the ANZ businesses. In addition, for the other Asia Pacific businesses that previously comprised the Asia Pacific segment, and that have been retained by the Company, have been reclassified to Other sales and Retained corporate costs and other, respectively.

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12 FX IMPACT ON EARNINGS APPROXIMATE ANNUAL TRANSLATION IMPACT ON EPS FROM 10% FX CHANGE EUR $0.09 MXN $0.01 BRL $0.02 COP $0.01 FX RATES AT KEY POINTS OCT 26, 2020 AVG 2019 AVG 3Q19 EUR 1.18 1.12 1.12 MXN 20.97 19.32 19.26 BRL 5.62 3.95 3.91 COP 3,815 3,299 3,270

NON-GAAP FINANCIAL MEASURES

The company uses certain non-GAAP financial measures, which are measures of its historical or future financial performance that are not calculated and presented in accordance with GAAP, within the meaning of applicable SEC rules. Management believes that its presentation and use of certain non-GAAP financial measures, including adjusted earnings, adjusted earnings per share, segment operating profit, net debt, free cash flow, free cash flow adjusted for factoring, EBITDA, EBITDA to free cash flow conversion and adjusted effective tax rate provide relevant and useful supplemental financial information, which is widely used by analysts and investors, as well as by management in assessing both consolidated and business unit performance. These non-GAAP measures are reconciled to the most directly comparable GAAP measures and should be considered supplemental in nature and should not be considered in isolation or be construed as being more important than comparable GAAP measures.

Adjusted earnings relates to net earnings from continuing operations attributable to the company, exclusive of items management considers not representative of ongoing operations because such items are not reflective of the company's principal business activity, which is glass container production. Adjusted earnings are divided by weighted average shares outstanding (diluted) to derive adjusted earnings per share. Segment operating profit relates to earnings from continuing operations before interest expense, net, and before income taxes and is also exclusive of items management considers not representative of ongoing operations as well as certain retained corporate costs. Net Debt is defined as Total debt less cash. Management uses adjusted earnings, adjusted earnings per share, segment operating profit, and net debt to evaluate its period-over-period operating performance because it believes these provide a useful supplemental measures of the results of operations of its principal business activity by excluding items that are not reflective of such operations. Adjusted earnings, adjusted earnings per share, segment operating profit, and net debt may be useful to investors in evaluating the underlying operating performance of the company's business as these measures eliminate items that are not reflective of its principal business activity.

Further, free cash flow relates to cash provided by continuing operating activities less additions to property, plant and equipment. Management has historically used free cash flow to evaluate its period-over-period cash generation performance because it believes this has provided a useful supplemental measure related to its principal business activity. Free cash flow and free cash flow adjusted for factoring may be useful to investors to assist in understanding the comparability of cash flows generated by the company's principal business activity. It should not be inferred that the entire free cash flow amount is available for discretionary expenditures, since the company has mandatory debt service requirements and other non-discretionary expenditures that are not deducted from the measure. Management uses non-GAAP information principally for internal reporting, forecasting, budgeting and calculating compensation payments.

The company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measure adjusted earnings and adjusted earnings per share for the quarter ending December 31, 2020 and the years ending December 31, 2020 and December 31, 2021 to the mist directly comparable GAAP financial measure, earnings from continuing operations attributable to the company because management cannot reliably predict all the necessary components of this GAAP financial measure without unreasonable efforts. Earnings from continuing operations attributable to the company include several significant items such as restructuring charges, asset impairment charges, charges for the write-off of financing fees and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar items are complex and inherently unpredictable, and the amount unrecognized for each item can vary significantly. Accordingly the company is unable to provide a reconciliation of adjusted earnings and adjusted earnings per share to earnings from continuing operations attributable to the company or address the probably significance of the unavailable information, which could be material to the company's future financial results.

The Company routinely posts important information on its website at www.o-i.com/investors.

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RECONCILIATION TO EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES

Unaudited	Three months ended September 30		Nine months ended September 30	
	2020	2019	2020	2019
Net sales:				
Americas	$ 887	$ 918	$ 2,442	$ 2,733
Europe	644	588	1,775	1,834
Asia Pacific	52	128	281	382
Reportable segment totals	1,583	1,634	4,498	4,949
Other	33	36	97	114
Net sales	$ 1,616	$ 1,670	$ 4,595	$ 5,063
Segment operating profit [a]:				
Americas	$ 113	$ 123	$ 268	$ 380
Europe	88	79	191	248
Asia Pacific	3	4	19	25
Reportable segment totals	204	206	478	653
Items excluded from segment operating profit:				
Retained corporate costs and other	(35)	(21)	(98)	(83)
Items not considered representative of ongoing operations [b]	268	(638)	171	(681)
Interest expense, net	(61)	(83)	(212)	(215)
Earnings (loss) from continuing operations before income taxes	$ 376	$ (536)	$ 339	$ (326)
Ratio of earnings (loss) from continuing operations before income taxes to net sales	23.3%	-32.1%	7.4%	-6.4%
Segment operating profit margin [c]:				
Americas	12.7%	13.4%	11.0%	13.9%
Europe	13.7%	13.4%	10.8%	13.5%
Asia Pacific	5.8%	3.1%	6.8%	6.5%
Reportable segment margin totals	12.9%	12.6%	10.6%	13.2%

(a) Segment operating profit consists of consolidated earnings before interest income, interest expense, and provision for income taxes and excludes amounts related to certain items that management considers not representative of ongoing operations as well as certain retained corporate costs.

The Company presents information on segment operating profit because management believes that it provides investors with a measure of operating performance separate from the level of indebtedness or other related costs of capital. The most directly comparable GAAP financial measure to segment operating profit is earnings from continuing operations before income taxes. The Company presents segment operating profit because management uses the measure, in combination with net sales and selected cash flow information, to evaluate performance and to allocate resources.

(b) Reference Reconciliation to Adjusted Earnings.

(c) Segment operating profit margin is segment operating profit divided by segment net sales.

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15 RECONCILIATION FOR QUARTERLY FREE CASH FLOW Unaudited September 30, 2020 June 30, 2020 March 31, 2020 March 31, 2019 June 30, 2019 September 30, 2019 December 31, 2019 Cash provided by (utilized in) continuing operating activities 262$ 181$ (315)$ (595)$ (67)$ 416$ 654$ Cash payments for property, plant and equipment (57) (69) (120) (121) (112) (100) (93) Free cash flow (non-GAAP) 205$ 112$ (435)$ (716)$ (179)$ 316$ 561$ Three Months Ended Three Months Ended Three Months Ended September 30, 2020 September 30, 2019 Cash provided by (utilized in) continuing operating activities 262$ 416$ Cash payments for property, plant and equipment (57) (100) Free cash flow (non-GAAP) 205$ 316$ Accounts Receivables Factored June 30, 2020 September 30, 2020 437$ 426$ Difference (11) June 30, 2019 September 30, 2019 173$ 369$ Difference 196 Free cash flow Adjusted for Factoring (non-GAAP) 216$ 120$ The Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measures, EBITDA and free cash flow, for the year ending December 31, 2020, to its most directly comparable GAAP financial measures, earnings (loss) from continuing operations before income taxes plus items that management considers not representative of ongoing operations, depreciation and amortization and cash provided by continuing operations less cash payments for property, plant and equipment,   because management cannot reliably predict all of the necessary components of these GAAP financial measures without unreasonable efforts.  Earnings (loss) from  continuing operations before income taxes includes several significant items, such as restructuring charges, asset impairment charges, charges for the write-off of finance  fees. The decisions and events that typically lead to the recognition of these and other similar items are complex and inherently unpredictable, and the amount recognized for each item can vary significantly. Accordingly,  the Company is unable to provide a reconciliation of EBITDA to earnings (loss) from continuing operations before income taxes and free cash flow to cash provided by continuing operating activities or address the probable significance of the unavailable information, which could be material to the  Company's future financial results.

RECONCILIATION **FOR ADJUSTED EFFECTIVE TAX RATE**

Unaudited	Three Months Ended September 30, 2020		Three Months Ended September 30, 2019	
Earnings (loss) from continuing operations before income taxes (A)	$	376	$	(536)
Items management considers not representative of ongoing operations		(262)		663
Adjusted Earnings (loss) from continuing operations before income taxes (C)	$	114	$	127
Benefit (Provision) for income taxes (B)	$	(41)	$	(31)
Tax items management considers not representative of ongoing operations		(1)		(4)
Adjusted benefit (provision) for income taxes (D)	$	(42)	$	(35)
Effective Tax Rate (B)/(A)		10.9%		-5.8%
Adjusted Effective Tax Rate (D)/(C)		36.9%		27.6%

The Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measure, adjusted effective tax rate, for the quarter and years ending December 31, 2020, and 2021 to its most directly comparable GAAP financial measure, provision for income taxes divided by earnings (loss) from continuing operations before income taxes, because management cannot reliably predict all of the necessary components of these GAAP financial measures without unreasonable efforts. Earnings (loss) from continuing operations before income taxes includes several significant items, such as restructuring charges, asset impairment charges, charges for the write-off of finance fees, and the provision for income taxes would include the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar items are complex and inherently unpredictable, and the amount recognized for each item can vary significantly. Accordingly, the Company is unable to provide a reconciliation of adjusted effective tax rate to earnings (loss) from continuing operations before income and provision for income taxes or address the probable significance of the unavailable information, which could be material to the Company's future financial results.

RECONCILIATION **FOR NET DEBT**

	September 30, 2020		June 30, 2020		March 31, 2020		March 31, 2019		June 30, 2019		September 30, 2019		December 31, 2019	
Total debt	$	5,375	$	6,507	$	6,398	$	5,911	$	6,331	$	5,888	$	5,559
Cash and cash equivalents		606		1,067		891		326		371		273		551
Net Debt	$	4,769	$	5,440	$	5,507	$	5,585	$	5,960	$	5,615	$	5,008

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